EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the 2005 Annual Report (Form 10-K) of Chemical Financial Corporation of our reports dated February 24, 2006, with respect to the consolidated financial statements of Chemical Financial Corporation, Chemical Financial Corporation's management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Chemical Financial Corporation, included in the 2005 Annual Report to Shareholders of Chemical Financial Corporation.

We also consent to the incorporation by reference in the following Registration Statements:

Registration Statement No. 33-15064 on Form S-8 dated June 17, 1987
1987 Award and Stock Option Plan - Amendment 1991;
Registration Statement No. 33-40792 on Form S-8 dated May 21, 1991
401(k) Plan;
Registration Statement No. 333-38511 on Form S-8 dated October 22, 1997
Stock Incentive Plan of 1997;
Registration Statement No. 333-56482 on Form S-8 dated March 2, 2001
Stock Option Plan for Option Holders of Shoreline Financial Corporation;
Registration Statement No. 333-84862 on Form S-8 dated March 25, 2002
2001 Stock Purchase Plan for Subsidiary and Community Bank Directors;
Registration Statement No. 333-109184 on Form S-3 dated September 26, 2003
Dividend Reinvestment Plan - Chemical Invest Direct;
Registration Statement No. 333-110922 on Form S-8 dated December 4, 2003
Stock Option Plan for Option Holders of Caledonia Financial Corporation;
Registration Statement No. 333-125031 on Form S-8 dated May 18, 2005
Chemical Financial Corporation 401(k) Savings Plan,

of our reports dated February 24, 2006, with respect to the consolidated financial statements of Chemical Financial Corporation, Chemical Financial Corporation's management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Chemical Financial Corporation, incorporated by reference in the 2005 Annual Report (Form 10-K).

We also consent to the incorporation by reference in the Registration Statement No. 333-84862 on Form S-8 dated March 25, 2002 of our report dated March 6, 2006 with respect to the financial statements of the Chemical Financial Corporation 2001 Stock Purchase Plan for Subsidiary and Community Bank Directors included in an Exhibit to the Annual Report (Form 10-K) for the year ended December 31, 2005.

/s/ Ernst & Young LLP

Detroit, Michigan
March 10, 2006